Smith Barney Appreciation Fund Inc.
         Smith Barney  Arizona Municipals Fund
         Inc.
        Smith Barney California Municipals Fund
                Inc. Smith Barney Investment
                Trust
         Smith Barney Managed Governments Fund
          Inc. Smith Barney Managed Municipals
          Fund Inc.
         Smith Barney Massachusetts Municipals
          Fund Smith Barney Natural Resources
          Fund Inc.
        Smith Barney New Jersey Municipals Fund
             Inc. Smith Barney Oregon Municipals
             Fund


   Supplement dated December 21, 1995 to Prospectuses*


The following information supplements, and should be read in conjunction with, the disclosure found in the prospectus of each of the above fund (each, a "Fund"):


        TELEPHONE REDEMPTION AND EXCHANGE PROGRAM FOR
        SHAREHOLDERS WHO DO NOT HAVE A SMITH  BARNEY
                      BROKERAGE ACCOUNT

     Certain shareholders may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data
     Investor Services Group, Inc. (the "Transfer
     Agent") at (800) 451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, including a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his/her initial investment in the Fund.)

          Redemptions.   Redemption requests of up to
     $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling the Transfer Agent at (800) 451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the New York
     Stock Exchange, Inc. ("NYSE") is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.
          A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request.
     In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.
     Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged.
Such exchange requests may be made by calling the Transfer Agent at (800) 451-2010 between 9:00 a.m. and
4:00 p.m. (New York City time) on any day on which the NYSE is open.
     Additional Information regarding Telephone
Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.
The following information modifies the disclosure found in the Fund's Prospectus under the heading, "Redemption of Shares:"
   Any signature appearing on a written redemption request in excess of $2,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal
   Reserve System or member firm of a national securities. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record.


_______________________
*  Prospectuses dated:

 Smith Barney Appreciation Fund Inc.   03/01/95
Smith Barney  Arizona Municipals      07/30/95
 Fund Inc.
Smith Barney California Municipals    04/29/95
 Fund Inc.
 Smith Barney Investment Trust
01/29/95
 Smith Barney Managed Governments
11/29/95
 Fund Inc.
Smith Barney Managed Municipals Fund  09/15/95
 Inc.
Smith Barney Massachusetts            01/29/95
 Municipals Fund
 Smith Barney Natural Resources Fund
 Inc. (formerly,
      Smith Barney Precious Metals
03/01/95
 and Minerals Fund
      Inc.
     Smith Barney New Jersey Municipals
                  05/29/95
 Fund Inc.
     Smith Barney Oregon Municipals Fund
                  06/29/95